Exhibit 32.1

                           CERTIFICATION PURSUANT TO
                                RULE 15d-14(b)
                                      and
                              18 U.S.C. Sec.1350,

                             AS ADOPTED PURSUANT TO

                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Sequiam Corporation (the "Company") on Form 10-KSB/A for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Nicholas H. VandenBrekel, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered therein.

                                  /s/ Nicholas VandenBrekel
                                  ----------------------------
                                  Nicholas VandenBrekel
                                  President and Chief Executive Officer
                                  November 5, 2004


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